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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-19773 of Dynamex Inc. on Form S-8, of our report dated October 18, 2000 appearing in the Annual Report on Form 10-K of Dynamex Inc. for the year ended July 31, 2000.


/s/ BDO Seidman, LLP
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BDO Seidman, LLP

Dallas, Texas
October 18, 2000